Exhibit 99.1

SPAR Group Appoints Ron Lutz as Chief Global Commercial Officer and William Linnane as Chief Strategy and Growth Officer

~ Enabling Greater Focus on Global Growth

~ Expanding the Executive Team

~ Adding Deep Industry Expertise

AUBURN HILLS, MI.--(GLOBAL NEWSWIRE)--July 13, 2021—SPAR Group, Inc. (NASDAQ: SGRP), a leading global provider of merchandising and marketing services, today announced key executive appointments that further strengthen its executive team and support the company's global expansion. Ron Lutz was appointed Chief Global Commercial Officer and William Linnane was appointed Chief Strategy and Growth Officer. In addition, Kori Belzer has been named Global Chief Operating Officer with expanded responsibilities over global operations and results.

"I am pleased to welcome Ron and William to our executive leadership team and to congratulate Kori on her expanded global role. Both William and Ron are proven retail and services leaders with many years of relevant experience and strong results," stated Mike Matacunas, President and Chief Executive Officer. "Ron will lead global commercial business development, and will be responsible for global brand and marketing, as well as our business in Japan and Canada. William will be responsible for developing new markets, growing our Great Openings and Assembly businesses, as well as expanding global programs and technology. Kori's responsibilities will be expanded to include driving global synergies and operating efficiencies across all countries. Ultimately, I expect our new, expanded leadership team will deliver greater success in the markets we serve, and accelerate our expansion into new markets."

Ron Lutz has built a 35-year executive career guiding Fortune 100 companies and private organizations in the retail customer experience space. He has led retail organizations through transformational growth, change management and market expansions. Throughout his career he has held responsibilities in the areas of sales, operations, strategy, marketing, omni-channel customer experience development, international expansion, and acquisitions.

Most recently, Ron was consulting as an international strategic retail advisor. Prior to this, he was the Chief Client Officer at a private retail services and solutions company. With his extensive background in the industry, Ron has served in the capacity and/or held titles such as Chief Marketing Officer, Chief Customer Officer, VP Customer Experience Deployment, VP New Store – Remerchandising, VP Enterprise Print /Fixtures, and VP Store Service Solutions.

Earlier in his career, he served as a Vice President with Lowe's Companies (NYSE: LOW), where he led the deployment of an omni-channel customer experience solution across 2,000+ North American retail store locations. He also had responsibility for new store development in emerging markets and store renovations across the US, Canada, and Mexico.

SPAR Japan, Canada and the U.S. business development team will report to Mr. Lutz.

Mr. Lutz stated, "When Mike shared his vision for the future of SPAR with me, I had an immediate desire to be part of the organization. I look forward to bringing my experience and passion for serving global clients to make an impact for them and ultimately, SPAR Group."

William Linnane is an internationally experienced business, merchandising, retail, and finance leader with more than 20 years of relevant leadership experience. He has worked in the US, in Europe and in Australia; leading multi-billion-dollar businesses and driving exceptional operational results with different market conditions. He was recently the CEO of a successful advisory and investment firm focused on M&A and retail restructurings. Prior to that, Mr. Linnane was President of Kmart's Pharmacy, Drugstore and Grocery businesses in the U.S. and Puerto Rico, Chief Merchant at a leading book retailer in Europe, and led the Beverage, Candy and Snacks business for Tesco in the UK, working with Coca-Cola, PepsiCo, Nestle, Mars, Mondelez and others to drive branded growth opportunities via merchandising and other initiatives, including digital strategies. Mr. Linnane is a qualified accountant and started his career in finance working in the UK and Ireland at Kingfisher PLC (LSE: KGFL) and Tesco PLC (LSE:TSCO). He has strong experience in strategy, finance, operations, merchandising, sourcing, and leadership roles. Mr. Linnane holds an MA in Economics from Trinity College, University of Dublin.

SPAR Group's Chief Information Officer, Vice President of Great Openings and Senior Vice President, Operations and Assembly will report to Mr. Linnane.

Mr. Linnane stated, "I am excited to take on this role and enthusiastic about the global growth potential of the SPAR Group. I look forward to working as part of the executive leadership team to build upon SPAR Group's strong foundation, and creating value for clients, employees and shareholders."

Kori Belzer joined SPAR Group in 1992 and has served as Chief Operating Officers since 2004. She has been instrumental to the growth and success of the business. Throughout her years at SPAR, Kori has been a leader in the areas of Client Service, Field Operations and Sales & Marketing. She has streamlined processes and developed efficiencies that allow the company to focus on the needs and success of its customers. She has also led the successful integration of multiple acquisitions that have provided SPAR's clients with increased services.

In her expanded role as Global Chief Operating Officer, Ms. Belzer will assume responsibility for working with the leaders of all of the countries to develop global synergies and operating efficiencies that can improve individual country performance, as well as the overall enterprise results.

About SPAR Group

SPAR Group is a leading global merchandising and marketing services company, providing a broad range of services to retailers, manufacturers and distributors around the world. With more than 40 years of experience, 25,000+ merchandising specialists around the world, an average of 200,000+ store visits a week and long-term relationships with some of the world's leading manufacturers and retail businesses. SPAR Group provides specialized capabilities across 9 countries and 4 continents.

For more information, please visit the SPAR Group's website at http://www.sparinc.com.

Contact:

Dave Mossberg

(817) 310-0051

Forward-Looking Statements

This Press Release contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Press Release has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

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